Exhibit No. 99

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                           WFMBS MORTGAGE LOAN POOL
                      10-YEAR THROUGH 15-YEAR FIXED RATE
                      NON-RELOCATION/RELOCATION MORTGAGES
                             WFMBS SERIES 2003-15
                        Updated POOL PROFILE (10/8/2003)

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                                       -----------------     -----------------
                                             Bid                Tolerance
                                       -----------------     -----------------
AGGREGATE PRINCIPAL BALANCE                $400,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Oct-03
INTEREST RATE RANGE                         4.250-6.125
GROSS WAC                                        4.980%      (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                              1 bps
WAM (in months)                                     178          (+/- 2 month)

WALTV                                               55%          (maximum +5%)

CALIFORNIA %                                        53%          (maximum 53%)

AVERAGE LOAN BALANCE                           $531,000     (maximum $540,000)
LARGEST INDIVIDUAL LOAN BALANCE              $1,550,000   (maximum $1,600,000)

CASH-OUT REFINANCE %                                18%         (maximum  +5%)

PRIMARY RESIDENCE %                                 96%          (minimum -5%)

SINGLE-FAMILY DETACHED %                            95%          (minimum -5%)

FULL DOCUMENTATION %                                55%          (minimum -5%)

UNINSURED > 80% LTV %                             0.02%          (maximum +1%)

WA FICO                                             735          (minimum -10)



 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-15
                        Updated POOL PROFILE (10/8/2003)
                               PRICING INFORMATION
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RATING AGENCIES                        TBD by Wells Fargo

PASS THRU RATE                                   4.75%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS             2.27%

PRICING DATE                                       TBD

FINAL STRUCTURE DUE DATE                     05-Nov-03             9:00 AM

SETTLEMENT DATE                              25-Nov-03

ASSUMED SUB LEVELS                                 AAA      1.250%
                                                    AA        TBD
                                                     A        TBD
                                                   BBB        TBD
                                                    BB        TBD
                                                     B        TBD

                        Note: AAA Class will be rated by two rating agencies.
                        AA through B Classes will be rated by one rating agency.



WFASC Securitization Program as follows:
     1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
     2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
     3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
     4)  Wells Fargo Bank Minnesota, N.A. will act as custodian.
     5)  No Floating Rate Interest-Only strips will be described as Fixed Rate
         (Normalized I/O's)
* This Security may contain Pledged Asset Loans.
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WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-15. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.



WFMBS CONTACTS                         Brad Davis (301) 846-8009
                                       Mike Miller (301) 815-6397
                                       Gretchen Markley (301) 846-8356


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                           WFASC Denomination Policy
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
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                                                                                     Minimum        Physical     Book Entry
Type and Description of Certificates                                               Denomination   Certificates   Certificates
                                                                                      (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                 $25,000        Allowed        Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                   $100,000        Allowed        Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that           $100,000        Allowed        Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                           (2)          Allowed        Allowed

Residual Certificates                                                                  (3)          Required     Not Allowed

All other types of Class A Certificates                                                (5)            (5)            (5)



Class B (Investment Grade)                                                          $100,000        Allowed        Allowed

Class B (Non-Investment Grade)                                                      $250,000        Required     Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.